December 31, 2002


Annual Report 02


                                                 Institutional Money Market Fund


                                                 BARCLAYS GLOBAL INVESTORS FUNDS

TABLE OF CONTENTS

To Our Shareholders.........................................    1

Market Overview.............................................    2

Managers' Discussion and Analysis...........................    4

INSTITUTIONAL MONEY MARKET FUND

  Financial Statements......................................    5

  Financial Highlights......................................    7

  Notes to the Financial Statements.........................    8

  Independent Accountants' Report...........................   10

  Trustees Information (Unaudited)..........................   11

MONEY MARKET MASTER PORTFOLIO

  Schedule of Investments...................................   12

  Financial Statements......................................   15

  Notes to the Financial Statements.........................   16

  Independent Accountants' Report...........................   18

  Trustees Information (Unaudited)..........................   19

TO OUR SHAREHOLDERS

     The 2002 fiscal year was marked with continued volatility. Highlights from the one-year period include:

     . In early October, the NASDAQ hit a new six-year low, blue chip stocks slid to new five-year lows, and the yield on the benchmark ten-year Treasury note fell to 3.58%, just above the 44-year low of 3.45%.

     . The Federal Reserve Board lowered short-term interest rates once during the year, bringing the federal funds rate to 1.25%, its lowest level in more than 40 years.

     . Driven by tension in the Middle East, oil prices spiked to more than $30 per barrel.

     As we look back on another period of market volatility, we urge investors to maintain a long-term perspective when making investment decisions. While one Fund's recent performance may be better than another's, it is important to remember that past performance is no guarantee of future returns. Even as market conditions change, you should maintain your investment strategy as long as it remains appropriate for your short- or long-term objectives. One trait many successful investors share is the ability to stay focused on their personal financial goals while ignoring market swings.

     The Barclays Global Investors Funds offer a simple, cost-effective way for you to invest in your future. We trust that the Funds are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continuing to help you meet your investment goals.

BARCLAYS GLOBAL INVESTORS FAMILY OF FUNDS                          FEBRUARY 2003

BARCLAYS GLOBAL INVESTORS FUNDS MARKET OVERVIEW
12-MONTH PERIOD ENDED DECEMBER 31, 2002

U.S. EQUITY MARKETS

     U.S. equities declined for the third year in a row. The heaviest falls came in the second quarter in early July as markets slumped well below the levels briefly reached in the immediate aftermath of the terrorist atrocities of September 11. Stocks then staged a summer rally before hitting new lows in early October. At its worst, the S&P 500 Index had lost nearly half its value in a little over two years with some sectors, notably telecoms and technology, losing considerably more than that.

     Equities recovered in the final quarter and finished well above their lows for the year. The mood among investors remained hesitant but investor confidence was boosted by the half-point cut in the federal funds rate on November 6th. Many believed that with the worst of the corporate news now hopefully out in the open, the way was clear for an extended market rally and early October may mark the low point in the current bear market. However, with many of the political and economic uncertainties that dogged the markets in 2002 still unresolved, investors are likely to remain cautious as we enter 2003.

     The current bear market in many ways eclipses that of the early 1970s. In terms of duration, you have to go back sixty years for an equivalent period of sustained market losses. And in many ways the present market has echoes of the 1930s. Both bear markets followed periods of economic and corporate excess that took many years to work out of the system. The severity of the present downturn appears to have been moderated by today's more conservative economic management. Yet there remains a fear of global deflation and prolonged recession as policy makers struggle to find the right blend of monetary and fiscal policies in an environment where global productive capacity continues to run well ahead of demand.

     Interlaced with these concerns have been the corporate accounting scandals. Investor confidence, understandably, has been badly shaken by these events. Industry too has become more inward-looking. Management is now much less inclined to undertake new investment as corporate ambitions are scaled back in line with diminished economic prospects.

     With much of U.S. manufacturing in deep retreat, it is to the credit of the Federal Reserve that growth in the wider economy has been kept moving along at a reasonable pace. Resilient consumer spending, fueled by 40-year low interest rates and a buoyant housing market, have so far prevented the economy from sliding into a deeper recession. The cut in interest rates in November was designed to shore up confidence. Hopefully, these measures will help the economy through its current "soft spot" but there remain real concerns that the malaise in manufacturing could spread to the broader economy inducing a so-called "double-dip" recession.

     On top of these economic fears, the threat of a second Gulf War continues to loom large. The rising price of oil and gold on global commodity exchanges give testimony to the enormity of the geopolitical risk, which continues to permeate the markets in the wake of September 11. Against this troublesome background, investors have naturally sought the relative safety of bonds and cash.

U.S. FIXED INCOME MARKETS

     What is bad for equities is often good for bonds. Thus, for much of the year, as equities fell, bonds rose in value. As equities hit their low-point in early October, bonds rose to new highs. Yields on the 30-year bond recorded their lowest levels since they were first introduced in the 1970s. Yields on 5- and 10-year Treasuries fell to their lowest levels since the late 1950s. Bond values fell again through to the end of October as equities staged a rally and, despite the ongoing threat of war and the diminishing prospect of sustained economic recovery, bonds failed to recapture their best levels for the year.

     Even the aggressive half-point cut in the federal funds rate to 1.25% and a simultaneous cut in the discount rate to a post-war low of 0.75% failed to inspire a lasting rally in bonds. This was the first and only cut in U.S. interest rates in 2002 after as many as 11 such cuts in 2001. Short-term interest rates, after allowing for inflation, are now substantially negative. This would normally be of some concern to bond investors, particularly against the backdrop of rising oil and gold prices and a weaker dollar on the foreign exchange markets. Yet the current perception is that inflation is not, and should not, become a problem in an environment where cost-cutting remains the norm and where producers still have difficulty passing on cost increases in final product prices.

     The other traditional concern for bond investors is the state of government finances. So far the prospect of increased bond supply on the back of an escalating federal budget deficit has done little to dampen the enthusiasm for

U.S. Treasuries. Nevertheless, it is another restraining factor in a market that now offers only limited value. Although modestly higher, bond yields remain close to 40-year lows and many believe inflation would have to fall further to offer renewed scope for appreciable capital gain.

INTERNATIONAL EQUITY MARKETS

     The downturn in U.S. equities was repeated in markets around the world. The corporate accounting scandals, the hesitant nature of economic recovery globally, and heightened geopolitical risk in the Middle East all troubled investors deeply.

     Economic growth in Europe, in particular, proved disappointing. Germany was the most seriously affected by the downturn in international trade. On December 5th, the European Central Bank ("ECB") belatedly followed the Federal Reserve with a half-point cut in interest rates to 2.75%. The ECB cited more sluggish growth and an abatement of inflationary pressures as the key factors behind its decision. Yet, as in the U.S., investors remained unimpressed and equities continued to drift lower. Over the year as a whole, European equity markets showed losses generally well in excess of those incurred in the U.S.

     Perceived policy inertia has not helped European growth. The ECB has been reluctant to cut interest rates sooner and more decisively. Fiscal policy too is circumscribed by the operation of the controversial Stability and Growth Pact -- a mechanism adopted at the time of monetary union to limit the size of budget deficits across the eurozone. As a result, domestic demand has remained subdued with business investment falling and consumer spending, particularly in the core German economy, remaining weak.

     The UK economy has fared more favorably, helped by a more expansive fiscal policy and a strong housing market which has supported consumer confidence and spending. Partly because of the strength of the housing market, the Bank of England kept the UK base rate at 4% throughout the year despite exhortations from business to cut in support of the weak manufacturing sector. As elsewhere, UK equities fell with concerns over the pensions industry. The solvency of the insurance sector also added to investor woes.

     Any hopes that Japanese equities would buck the weaker global trend evaporated in mid-year as the market spiraled down once again, the Nikkei Dow hitting a new 19-year low in November. After more than a decade, Japan remains in the grip of deflation. Consumer prices have fallen for three years in a row thus raising the real value of bad debts and, in turn, putting further pressure on the banking system. Monetary policy is rendered largely ineffective in this environment while fiscal policy, quite literally, looks to be a spent force. Yet without a large-scale injection of public funds to clean up the banking system, many believe it is hard to see how the economy can be put back on a sounder footing.

MANAGERS' DISCUSSION & ANALYSIS

                         INSTITUTIONAL MONEY MARKET FUND
                           PERFORMANCE AS OF 12/31/02

-------------------------------------------------------------------------------
                                 SEVEN-DAY YIELD
-------------------------------------------------------------------------------
Institutional Money Market Fund                    Aon Captive Shares      1.32%
                                                 Institutional Shares      1.42%
                                                       Service Shares      1.36%
-------------------------------------------------------------------------------

The seven-day yield is an annualized yield for the seven-day period ended December 31, 2002. "Annualized yield" refers to the interest you would earn if you held a share of the Institutional Money Market Fund for one year; the yield is prorated if you hold a share of the Fund for a shorter period of time. The yield reflects fluctuations in interest rates on the Fund's investments and expenses for the Fund's administration and management.

     During the first few months of 2002, the U.S. economy began showing signs of life. As the reporting period unfolded, however, indications of a slower economy emerged. Despite economic growth of approximately 4% in the first half of the year, by summer the economic outlook became clouded: consumer spending, which accounts for roughly two thirds of GDP, appeared to have slowed to about a 2% sequential rate during the second quarter. Capital spending also weakened. Lower expectations about the economic recovery in turn reduced expectations for a tightening in monetary policy. Though some market rebound occurred in the fourth quarter, a strong recovery to the U.S. economy failed to materialize. Soft economic data, low growth estimates, and weak consumer confidence led the Federal Reserve Board (the "Fed") to unexpectedly cut its target federal funds rate by 0.50% to 1.25%; its lowest level in more than 40 years.

     Early in the reporting period, after seeing a positive consumer confidence report and strength in the manufacturing sector, incorrect expectations of Fed tightening were soon priced into the money market yield curve. The Fund purchased one-year securities to capture these aggressive yields, along with one-to-two month securities as a hedge against a strong economic rebound. Not only did the longer-dated purchases capture yields that would compensate for a then potential rate increase, it also positioned the Fund to benefit from the maturing cash at a time when the expected probability of a rate hike was greater. In the last few months of the year, the positively sloped yield curve, along with year-end financing uncertainties, offered attractive buying opportunities. The Fund maintained a weighted average maturity of sixty days by purchasing securities in the three-to-six month sector incorporating a year-end turn premium. This turn premium is the added yield issuers are willing to pay in order to lock in financing prior to year-end. This strategy proved beneficial to the Fund as overnight rates dropped below the federal funds target level for the week prior to December 31.

     Looking ahead, we will continue to watch cautiously for signs of an economic rebound and the impact of geopolitical instability on domestic confidence. We will monitor credits closely and seek attractive buying opportunities for the Fund as the economy works its way through its current environment and hopefully toward recovery.

The Institutional Money Market Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Advisors
(BGFA) advises the Master Portfolio.

INSTITUTIONAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investments:
  Investment in Money Market Master Portfolio
   ("Master Portfolio"), at value (Note 1)             $      3,339,759,836
                                                       --------------------
Total Assets                                                  3,339,759,836
                                                       --------------------

LIABILITIES

Payables:
  Distribution to shareholders                                    3,811,251
  Administration fees (Note 2)                                       80,384
                                                       --------------------
Total Liabilities                                                 3,891,635
                                                       --------------------
NET ASSETS                                             $      3,335,868,201
                                                       ====================

NET ASSETS CONSIST OF:
  Paid-in capital                                      $      3,335,868,154
  Undistributed net investment income                                    47
                                                       --------------------
NET ASSETS                                             $      3,335,868,201
                                                       ====================

AON CAPTIVES SHARES:
  Net assets                                           $          8,211,419
                                                       ====================
  Shares outstanding                                              8,211,419
                                                       ====================
  Net asset value and offering price per share         $               1.00
                                                       ====================
INSTITUTIONAL SHARES:
  Net assets                                           $      3,327,651,782
                                                       ====================
  Shares outstanding                                          3,327,651,782
                                                       ====================
  Net asset value and offering price per share         $               1.00
                                                       ====================
SERVICE SHARES/(1)/:
  Net assets                                           $              5,000
                                                       ====================
  Shares outstanding                                                  5,000
                                                       ====================
  Net asset value and offering price per share         $               1.00
                                                       ====================
----------
/(1)/ The Service Shares were seeded by the distributor of the Fund on December 2, 2002. As of December 31, 2002, there were no investors in the Service Shares other than the distributor.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

NET INVESTMENT INCOME ALLOCATED FROM MASTER
 PORTFOLIO
  Interest                                             $         37,802,602
  Expenses                                                       (1,995,481)
                                                       --------------------
Net investment income allocated from Master
  Portfolio                                                      35,807,121
                                                       --------------------
FUND EXPENSES (NOTE 2)
  Administration fees                                               398,661
  Distribution fees - Aon Captives Shares                             1,198
                                                       --------------------
Total fund expenses                                                 399,859
                                                       --------------------
Net investment income                                            35,407,262
                                                       --------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 ALLOCATED FROM MASTER PORTFOLIO
  Net realized gain                                                   6,051
                                                       --------------------
Net gain on investments                                               6,051
                                                       --------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                           $         35,413,313
                                                       ====================

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                          DECEMBER 31, 2002   DECEMBER 31, 2001
                                          ------------------  ------------------

INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net investment income                   $      35,407,262   $      11,959,609
  Net realized gain                                   6,051               9,503
                                          -----------------   -----------------
Net increase in net assets resulting
 from operations                                 35,413,313          11,969,112
                                          -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Aon Captives Shares                             (16,937)               (224)
    Institutional Shares                        (35,390,319)        (11,959,385)
    Service Shares                                       (6)                 --
  From net realized gain on sale of
   investments
    Institutional Shares                             (6,051)             (9,503)
                                          -----------------   -----------------
Total distributions to shareholders             (35,413,313)        (11,969,112)
                                          -----------------   -----------------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Aon Captives Shares                             8,205,801                 232
  Institutional Shares                        2,125,271,154       1,186,345,939
  Service Shares                                      5,000                  --
                                          -----------------   -----------------
Net increase in net assets resulting
 from capital share transactions              2,133,481,955       1,186,346,171
                                          -----------------   -----------------
Increase in net assets                        2,133,481,955       1,186,346,171

NET ASSETS:
Beginning of year                             1,202,386,246          16,040,075
                                          -----------------   -----------------
End of year                               $   3,335,868,201   $   1,202,386,246
                                          =================   =================
Undistributed net investment income
 included in net assets at end of year    $              47   $              --
                                          =================   =================

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              AON CAPTIVES SHARES
                                -----------------------------------------------------------------
                                   YEAR ENDED     YEAR ENDED     YEAR ENDED          PERIOD ENDED
                                DEC. 31, 2002  DEC. 31, 2001  DEC. 31, 2000    DEC. 31, 1999/(1)/

Net asset value, beginning of
 Period                         $        1.00  $        1.00  $        1.00  $               1.00
                                -------------  -------------  -------------  --------------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income                  0.02           0.04           0.06                  0.02
                                -------------  -------------  -------------  --------------------
Total from investment
 operations                              0.02           0.04           0.06                  0.02
                                -------------  -------------  -------------  --------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                 (0.02)         (0.04)         (0.06)                (0.02)
                                -------------  -------------  -------------  --------------------
Total distributions                     (0.02)         (0.04)         (0.06)                (0.02)
                                -------------  -------------  -------------  --------------------
Net asset value, end of period  $        1.00  $        1.00  $        1.00  $               1.00
                                =============  =============  =============  ====================
Total return                             1.70%          4.12%          6.46%                 2.22%/(2)/
                                =============  =============  =============  ====================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                       $       8,211  $           6  $           5  $                  5
  Ratio of expenses to average
   net assets/(3)/                       0.22%          0.24%          0.22%                 0.09%
  Ratio of net investment
   income to average net
   assets/(3)/                           1.42%          4.06%          6.22%                 2.95%

                                                                             INSTITUTIONAL SHARES
                                ---------------------------------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED            PERIOD ENDED
                                DEC. 31, 2002         DEC. 31, 2001         DEC. 31, 2000      DEC. 31, 1999/(1)/
Net asset value, beginning of
 period                         $        1.00         $        1.00         $        1.00    $               1.00
                                -------------         -------------         -------------    --------------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                  0.02                  0.04                  0.06                    0.02
                                -------------         -------------         -------------    --------------------
Total from investment
  operations                             0.02                  0.04                  0.06                    0.02
                                -------------         -------------         -------------    --------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                 (0.02)                (0.04)                (0.06)                  (0.02)
  Net realized gain                     (0.00)/(4)/           (0.00)/(4)/              --                      --
                                -------------         -------------         -------------    --------------------
Total distributions                     (0.02)                (0.04)                (0.06)                  (0.02)
                                -------------         -------------         -------------    --------------------
Net asset value, end of period  $        1.00         $        1.00         $        1.00    $               1.00
                                =============         =============         =============    ====================
Total return                             1.83%                 4.23%                 6.55%                   2.26%/(2)/
                                =============         =============         =============    ====================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                       $   3,327,652         $   1,202,381         $      16,035    $                  5
  Ratio of expenses to average
   net assets/(3)/                       0.12%                 0.12%                 0.12%                   0.07%
  Ratio of net investment
   income to average net
   assets/(3)/                           1.77%                 3.04%                 6.60%                   2.97%

                                                          SERVICE SHARES
                                                    ---------------------
                                                            PERIOD ENDED
                                                        DEC. 31, 2002/(5)/
Net asset value, beginning of period                $               1.00
                                                    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                             0.00
                                                    --------------------
Total from investment operations                                    0.00
                                                    --------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                            (0.00)
                                                    --------------------
Total distributions                                                (0.00)
                                                    --------------------
Net asset value, end of period                      $               1.00
                                                    ====================
Total return                                                        0.11%/(2)/
                                                    ====================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                  $                  5
  Ratio of expenses to average net assets/(3)/                      0.25%
  Ratio of net investment income to average net
   assets/(3)/                                                      1.51%

/(1)/ Period from August 4, 1999 (commencement of operations) to December 31, 1999.
/(2)/  Not annualized.
/(3)/ Annualized for periods of less than one year. These ratios include expenses charged to the Money Market Master Portfolio.
/(4)/  Rounds to less than $0.01.
/(5)/ Period from december 2, 2002 (commencement of operations) to December 31, 2002.

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    Barclays Global Investors Funds (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Trust, formerly known as Barclays Global Investors Funds, Inc., was redomiciled from a Maryland corporation to a Delaware business trust effective January 11, 2002. The Trust currently offers the following diversified funds: the Asset Allocation, Bond Index, Institutional Money Market, Money Market, and S&P 500 Stock Funds, and the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 Portfolios.

    These financial statements relate only to the Institutional Money Market Fund (the "Fund"). The Fund offers three classes of shares: Aon Captives Shares (formerly the Distributor Shares), Institutional Shares and Service Shares. All classes of shares have equal rights to assets and earnings, and differ principally in that the Service Shares bear a higher administration fee than the other two classes, and the Aon Captives Shares bear distribution fees.

    The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    INVESTMENT POLICY AND SECURITY VALUATION

    The Fund invests all of its assets in the Money Market Master Portfolio (the "Master Portfolio"). The Master Portfolio has the same investment objective as the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio (85.88% as of December 31, 2002). The method by which the Master Portfolio values its securities is discussed in Note 1 of the Master Portfolio's Notes to the Financial Statements, which are included elsewhere in this report.

    The performance of this Fund is directly related to the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The Fund seeks to maintain a constant net asset value of $1.00 per share for each of the three classes of shares. There is no assurance that the Fund will meet this objective.

    SECURITY TRANSACTIONS AND INCOME RECOGNITION

    The Fund records daily, its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Master Portfolio. Net investment income, common fund expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund based on the relative net assets of each class.

    DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders from net investment income of the Fund are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually. Dividends are determined separately for each class based on income and expenses allocable to each class.

    FEDERAL INCOME TAXES

    The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Internal Revenue Code of 1986, as amended, and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended December 31, 2002.

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows: undistributed ordinary income of $47.

    The tax character of distributions paid during 2002 was as follows: Ordinary income of $35,413,313.

INSTITUTIONAL MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Fund. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as a sub-administrator of the Fund. IBT also serves as the transfer agent and dividend disbursement agent for the Fund.

    Stephens Inc. ("Stephens") is the Fund's distributor. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay expenses relating to the distribution of its Aon Captives Shares. Under the plan, Stephens is entitled to receive a fee for these services (expressed as a percentage of the average daily net assets) of 0.10% of the Aon Captives Shares. This fee is an expense of the Aon Captives Shares only and is not borne by the Institutional or Service Shares.

    The Trust has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Fund, such as managing and coordinating third-party service relationships. This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Fund's ordinary operating expenses, excluding, generally, advisory fees, distribution fees and costs related to securities transactions. Under these arrangements, BGI and Stephens are entitled to receive for these administration services a combined fee of 0.02% of the average daily net assets of the Aon Captives Shares and Institutional Shares of the Fund, and 0.07% of the average daily net assets of the Service Shares of the Fund. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the master portfolios of Master Investment Portfolio and other investment companies managed by Barclays Global Fund Advisors, the Master Portfolio's investment advisor, may invest in the Institutional Shares of the Fund.

    Certain officers and trustees of the Trust are also officers or employees of Stephens and BGI. As of December 31, 2002, these officers or employees of Stephens and BGI collectively owned less than 1% of the outstanding shares of the Fund.

3.  CAPITAL SHARE TRANSACTIONS

    As of December 31, 2002, there were an unlimited number of no par value shares of beneficial interest authorized.

    Transactions in capital shares for the Fund were as follows:


                                                YEAR ENDED                           YEAR ENDED
                                            DECEMBER 31, 2002                     DECEMBER 31, 2001
                                   ----------------------------------    ----------------------------------
                                        SHARES            AMOUNT              SHARES            AMOUNT
  ---------------------------------------------------------------------------------------------------------
  AON CAPTIVES SHARES
  Shares sold                           10,995,000    $    10,995,000                  8    $             8
  Shares issued in reinvestments
   of dividends                              5,801              5,801                224                224
  Shares redeemed                       (2,795,000)        (2,795,000)                --                 --
                                   ---------------    ---------------    ---------------    ---------------
  Net increase                           8,205,801    $     8,205,801                232    $           232
                                   ===============    ===============    ===============    ===============
  INSTITUTIONAL SHARES
  Shares sold                        6,548,320,026    $ 6,548,320,026      2,029,585,475    $ 2,029,585,475
  Shares issued in reinvestments
   of dividends                          8,211,371          8,211,371          7,748,752          7,748,752
  Shares redeemed                   (4,431,260,243)    (4,431,260,243)      (850,988,288)      (850,988,288)
                                   ---------------    ---------------    ---------------    ---------------
  Net increase                       2,125,271,154    $ 2,125,271,154      1,186,345,939    $ 1,186,345,939
                                   ===============    ===============    ===============    ===============
  SERVICE SHARES
  Shares sold                                5,000    $         5,000                 --    $            --
  Shares issued in reinvestments
    of dividends                                --                 --                 --                 --
  Shares redeemed                               --                 --                 --                 --
                                   ---------------    ---------------    ---------------    ---------------
  Net increase                               5,000    $         5,000                 --    $            --
                                   ===============    ===============    ===============    ===============

INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Trustees of Barclays Global Investors Funds:

    In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional Money Market Fund, a fund of Barclays Global Investors Funds, (the "Fund"), at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    The financial statements of the Fund at December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 7, 2003

INSTITUTIONAL MONEY MARKET FUND
TRUSTEES INFORMATION -- UNAUDITED

    The Board of Trustees has responsibility for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

    Barclays Global Investors Funds, Master Investment Portfolio ("MIP"), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP and oversees 23 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 101 portfolios within the fund complex.

    Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about the Fund's Trustees may be found in the Fund's Statements of Additional Information, which is available without charge upon request by calling toll-free 1-888-204-3956.

                        INTERESTED TRUSTEES AND OFFICERS

                                                                                                             OTHER PUBLIC COMPANY
                                      POSITION(S), LENGTH                 PRINCIPAL OCCUPATION                  AND INVESTMENT
    NAME, ADDRESS AND AGE                 OF SERVICE                     DURING PAST FIVE YEARS             COMPANY DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss, 40*         Trustee since November 16, 2001,     Chief Executive Officer of the         None.
45 Fremont Street             Chairman and President               Individual Investors Business of
San Francisco, CA 94105                                            Barclays Global Investors, N.A.
                                                                   ("BGI")
Michael A. Latham, 37         Treasurer and Chief Financial        Director of Mutual Fund Delivery of    None.
45 Fremont Street             Officer                              the Individual Investors Business
San Francisco, CA 94105                                            of BGI (since 2000); Head of
                                                                   Operations, BGI Europe (1997-2000);
                                                                   Manager of Portfolio Accounting
                                                                   Group (1994-1997)
Richard H. Blank, Jr., 46     Secretary                            Senior Vice President of Stephens      Director of Capo, Inc.
                                                                   Inc.
-----------------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES

                                                                                                           OTHER PUBLIC COMPANY AND
                                     POSITION(S), LENGTH                  PRINCIPAL OCCUPATION                INVESTMENT COMPANY
   NAME, ADDRESS AND AGE                 OF SERVICE                      DURING PAST FIVE YEARS                  DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman, 58      Trustee since November 16, 2001      President and Chief Executive          Director of Pacific
                                                                   Officer of The James Irvine            Century Financial
                                                                   Foundation (non-profit foundation);    Corporation/ Bank of
                                                                   President and Chief Executive          Hawaii.
                                                                   Officer of KQED, Inc. (public
                                                                   television and radio) from
                                                                   1993-2002.
Jack S. Euphrat, 80           Trustee since October 20, 1993       Private Investor                       None.
W. Rodney Hughes, 76          Trustee since October 20, 1993       Private Investor                       Trustee of the Wells Fargo
                                                                                                          Funds (oversees 96
                                                                                                          portfolios); President of
                                                                                                          Wells Fargo Funds November
                                                                                                          1999 to May 2000.
Richard K. Lyons, 41          Trustee since November 16, 2001      Professor, University of               Director of Matthews Asian
                                                                   California, Berkeley: Haas School      Funds (oversees 6
                                                                   of Business; Member, Council of        portfolios).
                                                                   Foreign Relations
Leo Soong, 56                 Trustee since February 9, 2000       Managing Director of CG Roxane LLC     None.
                                                                   (water company); Co-Founder of
                                                                   Crystal Geyser Water Co.; President
                                                                   of Crystal Geyser Water Co.
                                                                   (through 2000).
------------------------------------------------------------------------------------------------------------------------------------

  * Lee T. Kranefuss is deemed to be an "interested person" of the trust because he serves as Chief Executive Officer of the Individual Investor Business of Bgi, the co-administrator of the Funds and the parent company of Bgfa, the investment advisor of the Master Portfolios.

MONEY MARKET MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

                                             FACE
SECURITY                                   AMOUNT           VALUE
-----------------------------------------------------------------
CERTIFICATES OF DEPOSIT-9.00%
-----------------------------------------------------------------
Bank of Nova Scotia
  2.96%, 03/28/03                    $ 20,000,000  $   19,997,683
Bank of Scotland
  1.68%, 02/03/03                      50,000,000      49,994,908
Canadian Imperial Bank of Commerce
  1.34%, 02/20/03                      20,000,000      20,000,000
  2.52%, 05/14/03                      15,000,000      14,992,703
Chase Manhattan Bank USA
  1.34%, 04/03/03                      25,000,000      25,000,000
  1.91%, 01/21/03                       5,000,000       5,000,293
Citibank NA
  1.34%, 03/10/03                      30,000,000      30,000,000
Commerzbank AG
  1.92%, 01/02/03                      30,000,000      30,000,096
Dresdner Bank AG
  2.63%, 03/10/03                      10,000,000      10,023,609
ING Bank NV
  1.80%, 01/21/03                      25,000,000      25,000,000
JP Morgan Chase Bank
  1.75%, 01/27/03                      20,000,000      20,000,000
Toronto-Dominion Bank
  1.34%, 05/07/03                      25,000,000      25,000,000
  1.51%, 11/12/03                      30,000,000      30,003,879
UBS AG
  2.78%, 03/17/03                      10,000,000      10,000,000
World Savings Bank
  1.27%, 02/13/03                      35,000,000      34,998,750
-----------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $350,011,921)                                  350,011,921
-----------------------------------------------------------------
COMMERCIAL PAPER-47.00%
-----------------------------------------------------------------
Accor SA
  1.34%, 02/05/03                      20,000,000      19,973,944
  1.35%, 03/05/03                      20,000,000      19,952,750
Alpine Securitization Corp.
  1.41%, 01/03/03                      10,031,000      10,030,214
Amstel Funding Corp.
  1.38%, 03/07/03                      20,000,000      19,950,167
  1.38%, 06/10/03                      20,000,000      19,877,333
  1.40%, 03/04/03                      15,000,000      14,963,833
  1.40%, 03/17/03                      10,000,000       9,970,833
  1.76%, 02/18/03                      25,000,000      24,941,166
  1.80%, 02/10/03                      20,000,000      19,960,000
  1.82%, 01/13/03                       4,500,000       4,497,270
  1.82%, 01/16/03                      30,000,000      29,977,251
  1.89%, 01/08/03                      15,000,000      14,994,487
Amsterdam Funding Corp.
  1.33%, 05/15/03                      25,000,000      24,876,236
Banque Generale du Luxembourg
  1.73%, 02/06/03                      31,000,000      30,946,215
  1.82%, 01/13/03                      10,000,000       9,993,934
Beta Finance Inc.
  1.76%, 01/08/03                      14,500,000      14,495,038
  1.77%, 04/22/03                      12,000,000      11,934,510
DEPFA Bank PLC
  1.34%, 03/13/03                      20,000,000      19,947,144
  1.34%, 03/18/03                    $ 15,000,000  $   14,957,567
Dorada Finance Inc.
  1.33%, 03/04/03                      25,750,000      25,691,018
  1.40%, 05/19/03                      26,580,000      26,437,354
  1.84%, 01/15/03                       5,000,000       4,996,423
Edison Asset Securitization Corp.
  1.33%, 03/06/03                      30,000,000      29,929,067
  1.35%, 02/12/03                      20,000,000      19,968,500
  1.36%, 05/19/03                      20,000,000      19,895,734
  1.77%, 04/16/03                      20,000,000      19,896,750
Eureka Securitization Inc.
  1.34%, 03/13/03                      20,000,000      19,947,144
Falcon Asset Securitization Corp.
  1.35%, 03/17/03                      18,000,000      17,949,375
Fortis Funding LLC
  1.75%, 04/08/03                      10,000,000       9,952,847
  1.76%, 04/17/03                      10,000,000       9,948,178
  1.76%, 04/21/03                      35,000,000      34,811,778
  1.76%, 04/22/03                      25,000,000      24,864,333
GE Capital Services Inc.
  1.35%, 02/20/03                      25,000,000      24,953,125
GE Financial Assurance Holdings
  1.34%, 03/07/03                      40,000,000      39,903,222
  1.36%, 03/18/03                      25,000,000      24,928,222
  1.78%, 04/17/03                      20,000,000      19,895,178
General Electric Capital Corp.
  1.77%, 02/21/03                      20,000,000      19,949,850
  1.77%, 03/10/03                      20,000,000      19,933,133
Goldman Sachs Group Inc.
  1.82%, 01/06/03                      24,080,000      24,073,913
Intrepid Funding
  1.36%, 03/05/03                      20,000,000      19,952,400
K2 USA LLC
  1.34%, 05/12/03                      15,000,000      14,926,858
  1.40%, 04/22/03                       9,479,000       9,438,082
  1.60%, 01/21/03                      10,000,000       9,991,111
  1.63%, 01/14/03                       5,000,000       4,997,057
  1.86%, 01/07/03                      15,000,000      14,995,350
Kitty Hawk Funding Corp.
  1.33%, 05/12/03                       5,114,000       5,089,249
Liberty Street Funding Corp.
  1.35%, 03/12/03                      25,000,000      24,934,375
  1.36%, 03/06/03                      10,127,000      10,102,515
  1.40%, 01/17/03                      10,012,000      10,005,770
  1.86%, 01/22/03                       4,364,000       4,359,265
Links Finance LLC
  1.40%, 06/02/03                      13,370,000      13,290,968
Loch Ness LLC
  1.73%, 02/12/03                      18,748,000      18,710,161
  1.73%, 02/18/03                      20,184,000      20,137,442
  1.80%, 01/15/03                      11,811,000      11,802,732
  1.80%, 01/22/03                      13,189,000      13,175,152
  1.82%, 01/22/03                      10,000,000       9,989,384
  1.87%, 01/02/03                      15,000,000      14,999,221
Moat Funding LLC
  1.75%, 02/26/03                      11,634,000      11,602,330
  1.75%, 03/03/03                      20,000,000      19,940,694
  1.79%, 01/13/03                      20,000,000      19,988,066

MONEY MARKET MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2002

SECURITY                              FACE AMOUNT           VALUE
-----------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
-----------------------------------------------------------------
  1.79%, 01/16/03                    $ 20,000,000  $   19,985,083
  1.88%, 01/21/03                      15,000,000      14,984,333
Morgan Stanley
  1.35%, 02/24/03                      15,000,000      14,969,625
  1.35%, 03/13/03                      15,000,000      14,960,063
  1.77%, 01/14/03                      20,000,000      19,987,216
Quincy Capital Corp.
  1.34%, 02/07/03                      11,403,000      11,387,295
Scaldis Capital
  1.35%, 03/14/03                       9,000,000       8,975,700
  1.35%, 03/25/03                      22,332,000      22,262,492
  1.43%, 01/27/03                      11,877,000      11,864,734
  1.45%, 01/15/03                      20,000,000      19,988,722
Sigma Finance Inc.
  1.35%, 03/03/03                      39,000,000      38,910,788
  1.40%, 05/27/03                       6,000,000       5,965,933
  1.74%, 01/10/03                      25,000,000      24,989,125
  1.77%, 04/14/03                      10,000,000       9,949,359
  1.78%, 02/19/03                      20,000,000      19,951,680
Silver Tower US Funding LLC
  1.37%, 02/10/03                      20,000,000      19,969,556
  1.40%, 03/12/03                       5,441,000       5,426,188
  1.40%, 03/17/03                      10,000,000       9,970,833
  1.74%, 01/09/03                      20,000,000      19,992,267
  1.78%, 02/18/03                      20,000,000      19,952,533
  1.80%, 01/17/03                      25,000,000      24,980,000
Societe Generale NA, Inc.
  1.34%, 02/13/03                      25,000,000      24,959,986
  1.34%, 03/18/03                      25,000,000      24,929,278
Special Purpose Accounts Receivable
  Corp.
  1.36%, 03/20/03                      25,000,000      24,926,333
  1.80%, 02/07/03                      15,000,000      14,972,250
Stellar Funding Group Inc.
  1.32%, 01/07/03                       9,653,000       9,650,876
  1.32%, 01/09/03                       6,833,000       6,830,996
  1.32%, 01/24/03                       7,407,000       7,400,753
  1.33%, 02/14/03                       8,975,000       8,960,411
  1.35%, 02/04/03                       4,518,000       4,512,240
  1.35%, 03/17/03                       6,447,000       6,428,868
  1.40%, 01/13/03                      12,197,000      12,191,308
  1.40%, 05/30/03                       4,617,000       4,590,247
  1.74%, 01/03/03                      13,613,000      13,611,684
  1.75%, 02/07/03                       4,484,000       4,475,935
  1.75%, 02/10/03                       4,075,000       4,067,076
  1.75%, 02/19/03                       6,176,000       6,161,289
  1.76%, 03/10/03                      10,091,000      10,057,453
  1.77%, 04/23/03                      19,620,000      19,511,959
  1.78%, 01/10/03                      30,000,000      29,986,650
  1.80%, 01/24/03                       4,283,000       4,278,075
  1.88%, 01/03/03                       5,850,000       5,849,389
Svenska Handelsbanken Inc.
  1.35%, 03/06/03                       5,100,000       5,087,760
  1.35%, 04/30/03                      24,500,000      24,390,669
Thames Asset Global Securitization
  Inc.
  1.34%, 02/03/03                       8,309,000       8,298,794
  1.35%, 02/03/03                      28,309,000      28,273,968
  1.35%, 02/14/03                      10,269,000      10,252,056

  1.35%, 03/03/03                    $ 17,203,000  $   17,163,648
  1.36%, 03/03/03                       8,750,000       8,729,836
  1.40%, 01/21/03                      25,000,000      24,980,556
  1.75%, 01/15/03                      20,000,000      19,986,389
Three Rivers Funding Corp.
  1.40%, 01/16/03                      16,270,000      16,260,509
-----------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $1,827,793,984)                              1,827,793,984
-----------------------------------------------------------------

MEDIUM TERM NOTES-9.26%
-----------------------------------------------------------------
Associates Corp. NA
  6.77%, 04/10/03                       7,000,000       7,102,232
Bayerische Landesbank - Series D
  5.40%, 01/23/03                      21,000,000      21,044,526
Beta Finance Inc.
  1.50%, 11/12/03                      20,000,000      20,000,000
Dorada Finance Inc.
  1.64%, 11/26/03                      20,000,000      20,000,000
  2.73%, 04/17/03                      25,000,000      24,998,548
General Electric Capital Corp.
  2.21%, 01/23/03                      10,000,000      10,000,000
  5.38%, 01/15/03                       9,170,000       9,182,464
  7.50%, 06/05/03                       6,250,000       6,410,471
Goldman Sachs Group Inc.
  1.42%, 03/11/03                      25,000,000      25,000,000
  1.43%, 03/19/03                      25,000,000      25,000,000
  6.65%, 08/01/03                       9,690,000       9,985,060
Heller Financial Inc.
  6.40%, 01/15/03                      20,240,000      20,276,452
K2 USA LLC
  1.63%, 12/08/03                      15,000,000      15,000,000
  1.64%, 11/26/03                      15,000,000      15,000,000
  2.09%, 01/21/03                       5,000,000       4,999,716
  2.68%, 04/25/03                      10,000,000      10,000,000
Links Finance LLC
  1.47%, 11/18/03                      10,000,000      10,000,000
  1.65%, 12/03/03                      10,000,000      10,000,000
  2.40%, 03/03/03                      10,000,000      10,009,680
  2.80%, 03/17/03                      20,000,000      20,000,000
  3.00%, 04/15/03                      15,000,000      15,000,000
Merrill Lynch & Co. Inc.
  4.97%, 04/30/03                      11,750,000      11,869,926
Morgan Stanley
  6.75%, 03/04/03                       4,100,000       4,134,136
  7.13%, 01/15/03                      35,000,000      35,066,604
-----------------------------------------------------------------

TOTAL MEDIUM TERM NOTES
(Cost: $360,079,815)                                  360,079,815
-----------------------------------------------------------------

TIME DEPOSITS-6.04%
-----------------------------------------------------------------
Key Bank NA
  1.19%, 01/02/03                     110,000,000     110,000,000
Societe Generale
  1.25%, 01/02/03                     125,000,000     125,000,000
-----------------------------------------------------------------

TOTAL TIME DEPOSITS
(Cost: $235,000,000)                                  235,000,000
-----------------------------------------------------------------

MONEY MARKET MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2002

SECURITY                              FACE AMOUNT            VALUE
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS-2.04%
------------------------------------------------------------------
Federal National Mortgage
 Association
  1.27%, 05/07/03                    $ 25,000,000  $    24,888,875
  4.00%, 08/15/03                      33,876,000       34,421,665
  5.00%, 02/14/03                      20,000,000       20,087,625
------------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
(Cost: $79,398,165)                                     79,398,165
------------------------------------------------------------------

VARIABLE & FLOATING RATE NOTES-22.90%
------------------------------------------------------------------
Abbey National Treasury Services
  1.32%, 05/01/03                      50,000,000       50,000,000
Associates Corp. NA
  1.48%, 06/16/03                      15,000,000       14,996,791
  1.86%, 05/08/03                      17,000,000       17,015,478
Bank of America Corp.
  1.84%, 07/07/03                      15,000,000       15,006,378
Bank of America NA
  1.75%, 02/04/03                      50,000,000       50,003,607
Bank One Corp.
  1.63%, 02/18/03                       5,000,000        5,001,808
  1.65%, 04/22/03                      50,000,000       50,035,434
Beta Finance Inc.
  1.39%, 09/25/03                      50,000,000       49,998,171
  1.47%, 09/15/03                      25,000,000       25,010,650
Credit Suisse First Boston
  1.40%, 09/04/03                      50,000,000       50,000,000
Dorada Finance Inc.
  1.33%, 09/15/03                      25,000,000       25,000,000
Fleet National Bank
  1.96%, 07/31/03                      10,000,000       10,009,056
General Electric Capital Corp.
  1.42%, 03/24/03                      20,000,000       20,000,000
  1.42%, 05/28/03                      35,000,000       35,002,222
Goldman Sachs Group Inc.
  1.57%, 03/17/03                      33,500,000       33,511,864
  1.68%, 05/23/03                      15,000,000       15,015,358
  2.01%, 01/14/03                      10,000,000       10,000,917
  2.03%, 01/17/03                      12,000,000       12,001,284
K2 USA LLC
  1.32%, 08/15/03                      20,000,000       20,000,000
  1.39%, 02/18/03                      10,000,000        9,999,870
  1.40%, 11/26/03                      25,000,000       25,000,000
Key Bank NA
  1.46%, 02/03/03                      25,000,000       25,000,492
Links Finance LLC
  1.40%, 06/16/03                      10,000,000        9,999,545
  1.40%, 09/30/03                      25,000,000       25,000,000
Merrill Lynch & Co. Inc.
  1.42%, 05/02/03                      20,000,000       20,000,000
  1.55%, 06/24/03                       5,625,000        5,627,926
  1.57%, 08/13/03                      13,525,000       13,535,802
  1.99%, 01/29/03                       8,000,000        8,001,180
Metropolitan Life Insurance Funding
 Agreement
  1.90%, 07/18/03                      25,000,000       25,000,000

Morgan Stanley
  1.51%, 09/19/03                    $ 10,000,000  $    10,005,658
  1.60%, 01/16/03                      23,000,000       23,001,856
  1.60%, 03/13/03                      19,790,000       19,797,859
  1.94%, 04/07/03                       5,000,000        5,002,268
  1.95%, 01/16/03                       6,800,000        6,800,553
National City Bank
  1.91%, 07/22/03                      10,000,000       10,006,277
Nationwide Building Society
  1.42%, 02/14/03                      56,000,000       56,000,122
  1.87%, 07/23/03                      25,000,000       25,008,722
Sigma Finance Inc.
  1.31%, 02/25/03                      20,000,000       19,999,697
Unilever NV
  1.46%, 06/18/03                      40,000,000       40,012,649
------------------------------------------------------------------

TOTAL VARIABLE & FLOATING RATE NOTES
(Cost: $890,409,494)                                   890,409,494
------------------------------------------------------------------

REPURCHASE AGREEMENTS-3.79%
------------------------------------------------------------------
Bank of America Tri-Party Repurchase
 Agreement, dated 12/31/02, due
 01/02/03, with a maturity value
 of $100,007,056 and an
 effective yield of 1.27%.            100,000,000      100,000,000
Goldman Sachs Tri-Party Repurchase
 Agreement, dated 12/31/02, due
 01/02/03, with a maturity value
 of $25,001,736 and an effective
 yield of 1.25%.                       25,000,000       25,000,000
Merrill Lynch Tri-Party Repurchase
 Agreement, dated 12/31/02,
 due 01/02/03, with a maturity value
 of $22,423,520 and an effective
 yield of 1.22%.                       22,422,000       22,422,000
------------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS
(Cost: $147,422,000)                                   147,422,000
------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES-100.03%
(Cost $3,890,115,379)                                3,890,115,379
------------------------------------------------------------------

Other Assets, Less Liabilities-(0.03)%                  (1,353,596)
------------------------------------------------------------------

NET ASSETS-100.00%                                 $ 3,888,761,783
==================================================================

The accompanying notes are an integral part of these financial statements.

MONEY MARKET MASTER PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS
Investments in securities, at amortized cost
 (Cost: $3,890,115,379) (Note 1)                     $  3,890,115,379
Cash                                                              517

Receivables:
  Interest                                                  9,483,990
                                                     ----------------
Total Assets                                            3,899,599,886
                                                     ----------------

LIABILITIES

Payables:
  Investment securities purchased                          10,255,344
  Advisory fees (Note 2)                                      582,759
                                                     ----------------
Total Liabilities                                          10,838,103
                                                     ----------------
NET ASSETS                                           $  3,888,761,783
                                                     ================

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

NET INVESTMENT INCOME
  Interest                                           $     47,997,333
                                                     ----------------
Total investment income                                    47,997,333
                                                     ----------------
EXPENSES (NOTE 2)
  Advisory fees                                             2,521,707
                                                     ----------------
Total expenses                                              2,521,707
                                                     ----------------
Net investment income                                      45,475,626
                                                     ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on sale of investments                      8,083
                                                     ----------------
Net gain on investments                                         8,083
                                                     ----------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          $     45,483,709
                                                     ================

STATEMENTS OF CHANGES IN NET ASSETS

                                       FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                        DECEMBER 31, 2002   DECEMBER 31, 2001
                                       ------------------  ------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                $       45,475,626  $       36,484,704
  Net realized gain                                 8,083              26,158
                                       ------------------  ------------------
Net increase in net assets resulting
 from operations                               45,483,709          36,510,862
                                       ------------------  ------------------
INTERESTHOLDER TRANSACTIONS:
  Contributions                            11,212,874,658       7,101,626,395
  Withdrawals                              (9,134,078,695)     (5,886,952,331)
                                       ------------------  ------------------
Net increase in net assets resulting
 from interestholder transactions           2,078,795,963       1,214,674,064
                                       ------------------  ------------------
Increase in net assets                      2,124,279,672       1,251,184,926

NET ASSETS:
Beginning of year                           1,764,482,111         513,297,185
                                       ------------------  ------------------
End of year                            $    3,888,761,783  $    1,764,482,111
                                       ==================  ==================

The accompanying notes are an integral part of these financial statements.

MONEY MARKET MASTER PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

    These financial statements relate only to the Money Market Master Portfolio (the "Master Portfolio").

    The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    SECURITY VALUATION

    The Master Portfolio uses the amortized cost method of valuation to determine the value of its portfolio securities in accordance with Rule 2a-7 under the 1940 Act. The amortized cost method, which involves valuing a security at its cost and accreting or amortizing any discount or premium, respectively, over the period until maturity, approximates market value.

    SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Security transactions are accounted for on trade date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount using a constant yield to maturity method.

    FEDERAL INCOME TAXES

    MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

    It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

    REPURCHASE AGREEMENTS

    The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

MONEY MARKET MASTER PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Continued)

    The repurchase agreements held by the Master Portfolio at December 31, 2002 were fully collateralized by U.S. Government and Agency obligations as follows:

                                                                                   AGGREGATE MARKET
            REPURCHASE AGREEMENT        INTEREST RATE(S)       MATURITY DATE(S)               VALUE
     ----------------------------------------------------------------------------------------------
     Bank of America Tri-Party              6.00% - 6.50%   07/01/17 - 12/01/32    $    102,000,000
     Goldman Sachs Tri-Party                5.50% - 7.00%   12/01/16 - 01/01/32          25,500,000
     Merrill Lynch Tri-Party                3.04% - 7.13%   01/01/04 - 03/01/38          22,870,331
     ----------------------------------------------------------------------------------------------

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.10% of the average daily net assets of the Master Portfolio, as compensation for advisory services.

    Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

    Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

    MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio, for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

    Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the year ended December 31, 2002, BGIS did not receive any brokerage commissions from the Master Portfolio.

    Certain officers and trustees of MIP are also officers or employees of Stephens and BGI. As of December 31, 2002, these officers or employees of Stephens and BGI collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3.  INVESTMENT PORTFOLIO TRANSACTIONS

    At December 31, 2002, the Master Portfolio's cost for federal income tax purposes was the same as for financial statement purposes.

4.  FINANCIAL HIGHLIGHTS

    Financial highlights for the Master Portfolio were as follows:

                                YEAR ENDED     YEAR ENDED     YEAR ENDED   PERIOD ENDED     PERIOD ENDED
                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     FEBRUARY 28,
                                      2002           2001           2000      1999/(1)/        1999/(2)/
--------------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets /(3)/             0.10%          0.10%          0.10%          0.10%         0.10%
Ratio of net investment
 income to average net
 assets /(3)/                         1.80%          3.66%          6.43%          5.23%         5.17%
Total return                          1.84%          4.23%          6.52%          4.44%/(4)/    2.61%/(4)/
--------------------------------------------------------------------------------------------------------

/(1)/ For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.
/(2)/ For the period from September 1, 1998 (commencement of operations) to February 28, 1999.
/(3)/  Annualized for periods of less than one year.
/(4)/  Not annualized.

INDEPENDENT ACCOUNTANTS' REPORT

To the Interestholders and Board of Trustees of Master Investment Portfolio:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Master Portfolio, a portfolio of Master Investment Portfolio (the "Portfolio"), at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

    The financial statements of the Portfolio at December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 7, 2003

MONEY MARKET MASTER PORTFOLIO
TRUSTEES INFORMATION -- UNAUDITED

    The Board of Trustees has responsibility for the overall management and operations of the Master Portfolio. The Trustees and Officers of Master Investment Portfolio ("MIP") also serve as Trustees and Officers of Barclays Global Investors Funds ("BGIF"). Please see the Trustees Information for BGIF (found elsewhere in this report), for information regarding the Trustees and Officers of MIP.

    Additional information about MIP's Trustees may be found in Part B of the Master Portfolio's Registration Statement, which is available without charge upon request by calling toll-free 1-888-204-3956.

                                     Advised by Barclays Global Fund
                                     Advisors, Sponsored and distributed by
                                     Stephens Inc., Member MYSE/SIPC.

                                     Investing involves risk, including
                                     possible loss of principal.

                                     This report is intended for the Fund's
                                     shareholders. It may not be distributed
                                     to prospective investors unless it is
                                     preceded or accompanied by the current
                                     prospectus.

                                     Barclays Global Investors Funds
                                     c/o Investors Bank & Trust Co.
                                     200 Clarendon Street
                                     Boston, MA 02116